UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 11, 2005

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

        On May 12, 2005, Firstbank Corporation, a bank holding company headquartered in Alma, Michigan ("Firstbank") and Keystone Financial Corporation ("Keystone") announced that they had entered into an Agreement and Plan of Merger, dated as of May 11, 2005 (the "Merger Agreement"), which sets forth the terms and conditions pursuant to which Firstbank will acquire Keystone (the "Merger"). Keystone is the holding company for Keystone Community Bank.

        The Merger Agreement provides that each share of Keystone common stock issued and outstanding immediately prior to the effective time of the Merger shall be converted into the right to receive one share of Firstbank common stock plus $19.35 in cash, subject to adjustment under certain circumstances described in the Merger Agreement.

        Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Merger Agreement by the shareholders of Keystone and (ii) the receipt of requisite regulatory approvals of the Merger. Each director of Keystone has agreed to vote such director's shares in favor of the Merger. The Merger is expected to be completed during the fourth quarter of 2005.

        The Merger Agreement contains certain termination rights for Firstbank and Keystone. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, Keystone may be required to pay to Firstbank a termination fee of $1,000,000.

        For additional information, reference is made to the Merger Agreement attached as Exhibit 2.1 and the Agreement to Vote Shares attached as Exhibit 2.2.

Section 8.01 Other Events

        On May 12, 2005, Firstbank and Keystone issued a press release announcing that they had entered into the Merger Agreement.

        For additional information, reference is made to the press release dated May 12, 2005, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

Section 9.01    Financial Statements and Exhibits

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    The following exhibits are included with this Report:

2.1 Agreement and Plan of Merger, dated May 12, 2005, among Firstbank Corporation and Keystone Financial Corporation.

2.2 Agreement to Vote Shares.

99.1 Press Release Dated May 12, 2005, announcing execution of the Merger Agreement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 12, 2005	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone ——————————————— Samuel G. Stone Executive Vice President and CFO

EXHIBIT INDEX

2.1	Agreement and Plan of Merger

2.2	Agreement to Vote Shares

99.1	Press Release Dated May 12, 2005